UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2011

Bancorp Rhode Island, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 001-16101

Rhode Island	05-0509802
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One Turks Head Place, Providence, Rhode Island 02903
(Address of principal executive offices, including zip code)

(401) 456-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.              Completion of Acquisition or Disposition of Assets.

On January 1, 2012, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of April 19, 2011 (the “Merger Agreement”) between Brookline Bancorp, Inc. (“Brookline”) and Bancorp Rhode Island, Inc. (“BancorpRI”), Brookline completed its acquisition of BancorpRI through the merger of BancorpRI with and into Brookline, with Brookline as the surviving corporation (the “Merger”).  Upon completion of the Merger, the separate corporate existence of BancorpRI ceased and its subsidiary, Bank Rhode Island (“BankRI”), became a wholly-owned subsidiary of Brookline.

Pursuant to the Merger Agreement, each share of BancorpRI common stock outstanding at the effective time of the Merger was converted into the right to receive, at the holder’s election, either $48.25 in cash or 4.686 shares of Brookline common stock; provided that, subject to certain adjustments, 2,347,000 shares of BancorpRI common stock (representing approximately 50% of BancorpRI shares outstanding on the date of the Merger Agreement) were converted into the right to receive Brookline common stock and the remaining BancorpRI shares were converted into the right to receive cash.  The total consideration payable by Brookline is approximately $205.7 million, consisting of (i) approximately $112.9 million in cash and (ii) 10,997,840 shares of Brookline common stock valued at approximately $92.8 million based on the December 30, 2011 closing price of $8.44 per share.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.  The Merger Agreement contains customary representations and warranties of Brookline and BancorpRI made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Brookline and BancorpRI and are not intended to provide factual, business, or financial information about Brookline or BancorpRI.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or different from what a shareholder might view as material, may have been used for purposes of allocating risk between Brookline and BancorpRI rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to that agreement.

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, BancorpRI notified the NASDAQ Global Select Market (“NASDAQ”) prior to the close of business on December 30, 2011 that the Merger was to be consummated on January 1, 2012, and requested that NASDAQ suspend the trading of BancorpRI common stock, which common stock was traded under the symbol “BARI,” and file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25.  On December 30, 2011, NASDAQ filed a delisting application on Form 25 with the SEC to report that the shares of BancorpRI’s common stock were no longer listed on NASDAQ.  Brookline, as the successor to BancorpRI, intends to file a certification on Form 15 on behalf of BancorpRI with the SEC requesting that BancorpRI’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.  The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.              Material Modification to Rights of Security Holders.

The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.              Changes in Control of Registrant.

Upon the closing of the Merger on January 1, 2012, BancorpRI merged with and into Brookline, with Brookline as the surviving corporation, the corporate existence of BancorpRI ceased, and its subsidiary, BankRI, became a wholly-owned subsidiary of Brookline.  The information provided in response to Item 2.01 of this Current Report on Form 8-K is also incorporated herein by reference.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Merger, each of John R. Berger, Richard L. Bready, Ernest J. Chornyei, Meredith A. Curren, Edward J. Mack II, Michael E. McMahon, Bogdan Nowak, Pablo Rodriguez, Cheryl W. Snead, John A. Yena, and Merrill W. Sherman resigned from their Board positions and any respective committees on which they served effective as of the closing of the Merger.  In addition, as of January 1, 2012, Merrill W. Sherman, BancorpRI’s President and Chief Executive Officer, Linda H. Simmons, BancorpRI’s Chief Financial Offer and Treasurer, and Robert H. Wischnowsky, BancorpRI’s Vice President, resigned from their respective positions with BancorpRI.  Mark J. Meiklejohn, previously the Chief Lending Officer at BankRI, was named President and Chief Executive Officer of BankRI in connection with the Merger.

The Merger Agreement provided for the directors of Brookline prior to the Merger to be the directors of the surviving corporation, and the officers of Brookline prior to the Merger to be the officers of the surviving corporation.  In addition, pursuant to the Merger Agreement, and effective January 1, 2012, the size of the Brookline board of directors was expanded by two to a total of 13 members and Ms. Sherman and Mr. Nowak were appointed to serve as directors of Brookline.

In connection with the Merger Agreement, on April 19, 2011, Brookline, BancorpRI, BankRI, and Ms. Sherman entered into a release, consulting and non-competition agreement (the “Consulting Agreement”), which became effective upon the closing of the Merger.  A description of the Consulting Agreement was included in Items 1.01 and 5.02 of BancorpRI’s Current Report on Form 8-K filed with the SEC on April 22, 2011 and is incorporated herein by reference.  This description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, as amended, which is attached as Exhibits 10.1 and 10.2 to this report and is incorporated herein by reference. The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, BancorpRI merged with and into Brookline and the separate corporate existence of BancorpRI ceased.  The certificate of incorporation and bylaws of Brookline in effect immediately prior to the effective time of the Merger continued as the certificate of incorporation and bylaws of the surviving entity in the Merger.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1

Agreement and Plan of Merger by and between Brookline Bancorp, Inc. and Bancorp Rhode Island, Inc., dated as of April 19, 2011 (incorporated herein by reference to Exhibit 2.1 to Bancorp Rhode Island, Inc.’s Current Report on Form 8-K filed on April 22, 2011).

10.1

Release, Consulting and Noncompetition Agreement by and among Brookline Bancorp, Inc., Bancorp Rhode Island, Inc., Bank Rhode Island and Merrill W. Sherman, dated as of April 19, 2011 and effective as of January 1, 2012 (incorporated herein by reference to Exhibit 10.1 to Bancorp Rhode Island, Inc.’s Current Report on Form 8-K dated April 22, 2011).

10.2

Amendment to Release, Consulting and Noncompetition Agreement by and among Brookline Bancorp, Inc., Bancorp Rhode Island, Inc., Bank Rhode Island and Merrill W. Sherman, effective as of January 1, 2012 (incorporated herein by reference to Exhibit 10.2 to Brookline Bancorp, Inc.’s Current Report on Form 8-K filed on January 3, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2012	BROOKLINE BANCORP, INC. (as successor company to Bancorp Rhode Island, Inc.)

	By:	/s/ Michael McCurdy
Michael McCurdy
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger by and between Brookline Bancorp, Inc. and Bancorp Rhode Island, Inc., dated as of April 19, 2011 (incorporated herein by reference to Bancorp Rhode Island, Inc.’s Current Report on Form 8-K filed on April 22, 2011).

10.1

Release, Consulting and Noncompetition Agreement by and among Brookline Bancorp, Inc., Bancorp Rhode Island, Inc., Bank Rhode Island and Merrill W. Sherman, dated as of April 19, 2011 and effective as of January 1, 2012 (incorporated herein by reference to Exhibit 10.1 to Bancorp Rhode Island, Inc.’s Current Report on Form 8-K dated April 22, 2011).

10.2

Amendment to Release, Consulting and Noncompetition Agreement by and among Brookline Bancorp, Inc., Bancorp Rhode Island, Inc., Bank Rhode Island and Merrill W. Sherman, effective as of January 1, 2012 (incorporated herein by reference to Exhibit 10.2 to Brookline Bancorp, Inc.’s Current Report on Form 8-K filed on January 3, 2012).